INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JUNE 22, 2023 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 26, 2022,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Dynamic Networking ETF (PXQ)
(the “Fund”)
Important Notice Regarding Changes in the Name, Ticker Symbol, Investment
Objective, Underlying Index, Index Provider, Principal Investment Strategy,
Non-Fundamental Policy and Advisory Fee of the Fund
At a meeting held on June 22, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the "Board") approved changes to the name, ticker symbol, investment objective, underlying index, index provider, principal investment strategy and a non-fundamental policy of the Fund. The Board also approved a reduction in the annual advisory fee of the Fund, as well as a change in the advisory fee structure. These changes will be effective after the close of markets on August 25, 2023 (the “Effective Date”).
Therefore, after the close of markets on the Effective Date, the following changes will occur:
1.) Name and Ticker Symbol Change. The Fund’s name change will change to Invesco Next Gen Connectivity ETF, and its ticker symbol will change to KNCT.
2.) Underlying Index and Index Provider Change. STOXX Ltd. (the “Index Provider”) will become the Fund’s index provider, and a new underlying index (the “New Underlying Index”) will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
Dynamic Networking Intellidex® Index	STOXX World AC NexGen Connectivity Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the components of the New Underlying Index.
5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of securities of companies with significant exposure to technologies or products that contribute to future connectivity through direct revenue. To be eligible for inclusion in the New Underlying Index, a security must be included in the STOXX World AC All Cap Index, which is a broad, market cap weighted index designed to represent the performance of large-, mid- and small-capitalization companies from developed and emerging markets. For inclusion in the New Underlying Index, a security must have a free-float market capitalization greater than €500 million and three-month median daily trading volume greater than €1 million. The New Underlying Index is then composed of all eligible securities that derive at least 50% of their revenue from one or more subsectors that relate to future connectivity technologies and products, as identified by the Index Provider. Securities in the New Underlying Index are weighted proportionally to their free-float market capitalization, multiplied by aggregate revenue exposure to the applicable subsectors, subject to certain concentration limits. The New Underlying Index is rebalanced after the close of trading on the second Friday of March, June, September and December. The composition of the New Underlying Index is reviewed annually in June.
6.) Non-Fundamental Policy Change. The Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its total assets in the particular types of securities, and/or in securities of companies operating in the particular industries or economic sectors, that are suggested by the Fund’s name, will be deleted.
7.) Advisory Fee Reduction. The Fund’s annual advisory fee will be reduced to 0.40% of the Fund’s average daily net assets and will become a unitary fee. Out of the Fund’s unitary advisory fee, Invesco Capital Management LLC (the “Adviser”) will pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
Please Retain This Supplement For Future Reference.
P-PXQ-SUMSTATSAI-SUP 062223